 UNITED STATES  SECURITIES AND EXCHANGE COMMISSION  Washington, D.C. 20549

 ______________

 FORM 8-K  CURRENT REPORT

 Pursuant to Section 13 or 15(d) of   The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 31, 2006

 AUTOMATIC DATA PROCESSING, INC.

 (Exact name of registrant as specified in its charter)

 Delaware
1-5397
22-1467904

 (State or other  jurisdiction of  incorporation)
(Commission File Number)
(IRS Employer Identification No.)

 One ADP Boulevard, Roseland, New Jersey
07068

 (Address of principal executive offices)
(Zip Code)

    Registrant’s telephone number, including area code: (973) 974-5000

    N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2006 the Registrant issued a press release announcing the Registrant’s financial results for the first fiscal quarter ended September 30, 2006. A copy of the Registrant’s press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 99. Press Release dated October 31, 2006, issued by Automatic Data Processing, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2006

AUTOMATIC DATA PROCESSING, INC.

By:
Christopher R. Reidy_____________ Name: Christopher R. Reidy Title: Chief Financial Officer

Exhibit Index

 Exhibit Number
Description

 99
Press Release dated October 31, 2006, issued by Automatic Data Processing, Inc.